UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest reported event): February 24, 2010
BPW ACQUISITION CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33979	26-1259837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
750 Washington Boulevard, Stamford, Connecticut 06901
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (203) 653-5800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to the Rights of Security Holders.
     On February 24, 2010, BPW Acquisition Corp. (“BPW”) held a special meeting of stockholders (the “Special Meeting”) to consider, among other proposals, an amendment to BPW’s amended and restated certificate of incorporation to extend BPW’s corporate existence by two months, to twenty-six months in total from the date of its initial public offering. At the Special Meeting, the holders of a majority of BPW’s outstanding shares of common stock voted in favor of the proposal to amend BPW’s certificate of incorporation. Accordingly, on February 24, 2010, BPW filed an amendment (the “Amendment”) to its amended and restated certificate of incorporation with the Secretary of State of the State of Delaware. The foregoing is qualified in its entirety by reference to the Amendment which is filed herewith as Exhibit 3.1 and incorporated herein by reference.
Item 8.01 Other Events.
     In addition, at the Special Meeting, the stockholders of BPW approved the proposal to adopt the Agreement and Plan of Merger, dated as of December 8, 2009, by and among The Talbots, Inc. (“Talbots”), BPW and Tailor Acquisition, Inc. (“Merger Sub”), as amended by the First Amendment to the Agreement and Plan of Merger, dated as of February 16, 2010, by and among Talbots, BPW and Merger Sub. If the merger is completed, Talbots will acquire BPW by means of a merger of Merger Sub with and into BPW, with BPW continuing as the surviving corporation and a wholly-owned subsidiary of Talbots after the merger.
     On February 24, 2010, BPW issued a press release announcing, among other items, that BPW stockholders had approved the merger at the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1.
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Forward-looking Information
The foregoing contains forward-looking information. This forward-looking information may be identified by such forward-looking terminology as “expect,” “anticipate,” “will,” or similar statements or variations of such terms. Among other forward-looking information, the statements above relating to consummation of the merger and satisfaction of the other conditions and contingencies to the consummation of the merger constitute forward-looking statements.
Our forward-looking statements are based on a series of expectations, assumptions, estimates and projections about our company which involve substantial uncertainty and substantial risk, including: the risk that the merger will not be consummated; the risk that conditions and other contingencies to consummation and closing will not occur; the risk that anticipated benefits from the merger may not be realized or may take longer to realize than expected. The reader is urged to consider all such factors. If these or other significant risks and uncertainties occur, or if our estimates or underlying assumptions prove inaccurate, our actual results, including actual costs and timing, could differ materially. In light of the uncertainty inherent in such forward-looking statements, you should not consider their inclusion to be a representation that such forward-looking matters will be achieved.
All of our forward-looking statements are as of the date of this Form 8-K only, and except as may be required by law or Securities and Exchange Commission (“SEC”) rule or requirement, BPW does not undertake to update or revise any forward-looking statements to reflect actual results, changes in assumptions, estimates or projections, or other circumstances occurring after the date hereof.

Any public statements or disclosures by BPW following this Form 8-K which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K will be deemed to modify or supersede such statements in or accompanying this Form 8-K.
Important Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Talbots has filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4 containing a Prospectus/Proxy Statement/Information Statement regarding the proposed transaction between Talbots and BPW. The final Prospectus/Proxy Statement/Information Statement and a supplement thereto regarding the proposed transaction have been mailed to stockholders of Talbots and BPW. Talbots intends to file a tender offer statement and other documents, as required, with the SEC in connection with the warrant exchange offer. Investors and security holders are urged to read the final Prospectus/Proxy Statement/Information Statement, the supplement, the tender offer statement, any amendments or supplements thereto and any other relevant documents filed with the SEC when available carefully because they contain important information. Investors and security holders will be able to obtain free copies of the Registration Statement, the final Prospectus/Proxy Statement/Information Statement, the supplement, the tender offer statement, any amendments or supplements thereto and other documents filed with the SEC by Talbots and BPW through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement, the final Prospectus/Proxy Statement/Information Statement, the supplement, the tender offer statement and any amendments or supplements thereto and other related documents filed by Talbots with the SEC when they become available from Talbots by requesting them in writing at Investor Relations Department, One Talbots Drive, Hingham, MA 02043, or by telephone at (781) 741-4500. The documents filed by BPW may also be obtained by requesting them in writing to BPW at BPW Acquisition Corp., Doug McGovern at BPW Acquisition Corp., 767 Fifth Avenue, 5th Floor, NY, NY 10153, or by telephone at (212) 287-3200.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Exhibit Title

3.1	Amendment, dated February 24, 2010, to the Amended and Restated Certificate of Incorporation of BPW Acquisition Corp.

99.1	Press Release, dated February 24, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPW ACQUISITION CORP.
Date: February 24, 2010	By:	/s/ Gary Barancik
		Name:	Gary Barancik
		Title:	CEO

Exhibit Index

Exhibit
Number	Exhibit Title

3.1	Amendment, dated February 24, 2010, to the Amended and Restated Certificate of Incorporation of BPW Acquisition Corp.

99.1	Press Release, dated February 24, 2010